UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2013

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Targa Resources Corp. 2013 Annual Incentive Compensation Plan. On January 15, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Targa Resources Corp. (the “Company”), which is the indirect parent of the general partner of Targa Resources Partners LP (the “Partnership”), approved the Company’s 2013 Annual Incentive Compensation Plan (the “Bonus Plan”). The Bonus Plan is a discretionary annual cash bonus plan available to all of the Company’s employees, including its executive officers. The purpose of the Bonus Plan is to reward employees for contributions toward the Company’s business priorities (including business priorities of the Partnership) approved by the Committee and to aid the Company in retaining and motivating employees. Under the Bonus Plan, funding of a discretionary cash bonus pool is expected to be recommended by the Company’s chief executive officer (the “CEO”) and approved by the Committee based on the Company’s achievement of certain business priorities, including strategic, financial and operational objectives. The bonus pool is approved by the Committee, which considers certain recommendations by the CEO. Near or following the end of the year, the CEO recommends to the Committee the total amount of cash to be allocated to the bonus pool based upon overall performance of the Company relative to these objectives, generally ranging from 0 to 2x the total target bonus for the employees in the pool. Upon receipt of the CEO’s recommendation, the Committee, in its sole discretion, determines the total amount of cash to be allocated to the bonus pool. Additionally, the Committee, in its sole discretion, determines the amount of the cash bonus award to each of the Company’s executive officers, including the CEO. The executive officers determine the amount of the cash bonus pool to be allocated to the Company’s departments, groups and employees (other than the executive officers of the Company) based on performance and upon the recommendation of their supervisors, managers and line officers.

The Committee has established the following ten key business priorities for 2013:

•	execute on all business dimensions, including 2013 guidance for EBITDA and distribution/dividend growth as furnished from time to time,

•	successfully integrate and commercialize the Bakken Shale midstream acquisition including contribution to 2013 guidance,

•	continue priority emphasis and strong performance relative to a safe workplace,

•	reinforce business philosophy and mindset that promotes compliance in all aspects of our business including environmental and regulatory compliance,

•	continue to attract and retain the operational and professional talent needed in our businesses,

•	continue to control all costs—operating, capital and general and administrative,

•	continue to manage tightly credit, inventory, interest rate and commodity price exposures,

•	execute on major capital and development projects—finalizing negotiations, completing projects on time and on budget, and optimizing economics and capital funding

•	pursue selected growth opportunities including gathering and processing build outs, fee-based capex projects, and potential purchases of strategic assets, and

•	pursue commercial and financial approaches to achieve maximum value and manage risks.

The Committee has targeted a total cash bonus pool for achievement of the business priorities based on the sum of individual employee market-based target percentages ranging from approximately 3% to 100% of each employee’s eligible earnings. Generally, eligible earnings are an employee’s base salary and overtime pay. The Committee has discretion to adjust the cash bonus pool attributable to the achievement of business priorities based on accomplishment of the applicable objectives as determined by the Committee and the CEO. Funding of the Company’s cash bonus pool and the payment of individual cash bonuses to executive officers are subject to the sole discretion of the Committee.

Long-Term Incentive Plan. On January 15, 2013, the Board of Directors (the “Board”) of Targa Resources GP LLC, the general partner (the “General Partner”) of the Partnership made the following grants under the Targa Resources Partners Long-Term Incentive Plan (the “Plan”): 21,251 performance units to Mr. Rene R. Joyce, 20,971 performance units to Mr. Joe Bob Perkins, 13,709 performance units to Mr. James W. Whalen, 18,405 performance units to Mr. Michael A. Heim and 7,465 performance units to Mr. Matthew J. Meloy. The Plan is administered by the Board. The Form of Performance Unit Grant Agreement approved by the Board in February 2011 (the “Performance Unit Grant Agreement”) will be used in connection with these and future awards under the Plan.

Awards under the Plan may be made to employees, consultants and directors of the General Partner, the Partnership and their affiliates. The Plan provides for the grant of performance units which are unit-settled awards linked to the relative performance of the Partnership’s common units. The awards made to Messrs. Joyce, Perkins, Whalen, Heim and Meloy will vest on June 30, 2016, with the amounts vesting under such awards dependent on the Partnership’s performance compared to a peer-group consisting of the Partnership and 12 other publicly traded partnerships. The Board has the ability to modify the peer group in the event a peer company is no longer determined to be one of the Partnership’s peers. The settlement of each performance unit award will be the number of awarded common units multiplied by a performance percentage which may be zero or range from 25% to 150% of the awarded common units plus associated distributions over the three year period. If the Partnership’s performance equals or exceeds the performance for the 25th percentile of the group but is less than or equal to the 50th percentile of the group, the award will vest with a performance percentage ranging from 25% to 100%. If the Partnership’s performance equals or exceeds the performance for the 50th percentile of the group but is less than or equal to the 75th percentile of the group, the award will vest with a performance percentage ranging from 100% to 150%. If the Partnership’s performance is above the performance of the 75th percentile of the group, the performance percentage will be 150% of the award. If the Partnership’s performance is below the performance of the 25th percentile of the group, the performance percentage will be zero and no amounts will vest.

This description of the Plan and Performance Unit Grant Agreement is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to the Partnership’s Registration Statement on Form S-1/A (File No. 333-138747), as amended, and the Performance Unit Grant Agreement, a copy of which is filed as Exhibit 10.2 to the Partnership’s Current Report on Form 8-K (File No. 001-33303), both of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	Targa Resources Partners Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Partnership’s Registration Statement on Form S-1/A (File No. 333-138747) filed February 1, 2007).

Exhibit 10.2	Form of Performance Unit Grant Agreement (incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K (File No. 001-33303) filed February 18, 2011).

Exhibit 10.3	Targa Resources Corp. 2013 Annual Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP

	By:	Targa Resources GP LLC,
its general partner

Dated: January 18, 2013	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Targa Resources Partners Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Partnership’s Registration Statement on Form S-1/A (File No. 333-138747) filed February 1, 2007).

10.2	Form of Performance Unit Grant Agreement (incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K (File No. 001-33303) filed February 18, 2011).

10.3	Targa Resources Corp. 2013 Annual Incentive Compensation Plan.